                                                                     EXHIBIT 4.3

              FORM OF SINGLE ISSUANCE SERIES INDENTURE SUPPLEMENT



--------------------------------------------------------------------------------





                      MBNA CREDIT CARD MASTER NOTE TRUST

                                   as Issuer

                                      and

                             THE BANK OF NEW YORK

                             as Indenture Trustee

                   SERIES [__________] INDENTURE SUPPLEMENT

                        dated as of ________ __, _____

                                      to

                                   INDENTURE

                         dated as of _______ __, 2001


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                                    Page
                                                      Article I

                               Definitions and Other Provisions of General Application

   Section 1.01.       Definitions................................................................................   1

   Section 1.02.       Governing Law..............................................................................  10

   Section 1.03.       Counterparts...............................................................................  10

   Section 1.04.       Ratification of Indenture..................................................................  10

                                                     Article II

                                                      The Notes

   Section 2.01.       Creation and Designation...................................................................  11

   Section 2.02.       Form of Delivery of Series [_____] Notes; Depository;
                       Denominations..............................................................................  11

   Section 2.03.       Delivery and Payment for the Series [_____] Notes..........................................  11

                                                     Article III

                                         Allocations, Deposits and Payments

   Section 3.01.       Allocations of Series [____] Available Funds...............................................  12

   Section 3.02.       Targeted Deposits to the Interest Funding Account..........................................  12

   Section 3.03.       Allocations of Series [___] Available Funds to Interest Funding
                       sub-Accounts...............................................................................  13

   Section 3.04.       Amounts to be Treated as Series [____] Available Funds; Other
                       Deposits to the Interest Funding sub-Accounts..............................................  13

   Section 3.05.       Allocations of Reductions from Investor Charge-Offs to the
                       Nominal Liquidation Amount of Subordinated Classes.........................................  14

   Section 3.06.       Allocations of Reimbursements of Nominal Liquidation
                       Amount Deficits............................................................................  15

   Section 3.07.       Application of Series [_] Available Principal Amounts......................................  15

   Section 3.08.       Allocation of Servicing Fee Shortfalls.....................................................  17

   Section 3.09.       Computation of Reductions to the Nominal Liquidation Amount
                       of Subordinated Classes from Reallocations of Series [___]
                       Available Principal Amounts................................................................  17

   Section 3.10.       Targeted Deposits of Series [_] Available Principal Amounts
                       to the Principal Funding Account...........................................................  18

   Section 3.11.       Allocations among Principal Funding sub-Accounts...........................................  19

   Section 3.12.       Amounts to be Treated as Series [___] Available Principal
                       Amounts; Other Deposits to Principal Funding sub-Accounts..................................  19

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                            Page
   Section 3.13.       Withdrawals from Interest Funding Account..........................................  20

   Section 3.14.       Withdrawals from Principal Funding Account.........................................  20

   Section 3.15.       Limit on Repayments of all Classes.................................................  21

   Section 3.16.       Calculation of Nominal Liquidation Amount..........................................  21

   Section 3.17.       Withdrawals from the Accumulation Reserve Account..................................  22

   Section 3.18.       Netting of Deposits and Payments...................................................  22

   Section 3.19.       Payments to Noteholders............................................................  22

   Section 3.20.       Sale of Receivables for Accelerated Notes..........................................  23

   Section 3.21.       Targeted Deposits to the Accumulation Reserve Account..............................  24

   Section 3.22.       Targeted Deposits to the Class C Reserve Account...................................  24

   Section 3.23.       Withdrawals from the Class C Reserve Account.......................................  24

   Section 3.24.       Calculation Agent; Determination of LIBOR..........................................  25

   Section 3.25.       Excess Available Funds Sharing.....................................................  26

   Section 3.26.       Computation of Interest............................................................  26

                                                 Article IV

                                          Early Redemption of Notes

   Section 4.01.       Early Redemption Events............................................................  27

                                                  Article V

                                          Accounts and Investments

   Section 5.01.       Accounts...........................................................................  28

                                   EXHIBITS
                                   --------

EXHIBIT A-1    [FORM OF] CLASS A NOTE

EXHIBIT A-2    [FORM OF] CLASS B NOTE

EXHIBIT A-3    [FORM OF] CLASS C NOTE

EXHIBIT B      [FORM OF] SERIES [____] SCHEDULE TO PAYMENT
               INSTRUCTIONS

EXHIBIT C      [FORM OF] SERIES [____] SCHEDULE TO MONTHLY
               NOTEHOLDERS' STATEMENT

EXHIBIT D      [FORM OF] INVESTMENT LETTER

          This SERIES [________] INDENTURE SUPPLEMENT (this "Indenture
                                                             ---------
Supplement"), by and between MBNA CREDIT CARD MASTER NOTE TRUST, a statutory
----------
business trust created under the laws of the State of Delaware (the "Issuer"),
                                                                     ------
having its principal office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, and THE BANK OF NEW YORK, a New York banking corporation ( the "Indenture Trustee"), is made and entered into as of _______
                   -----------------
__, ______.

          Pursuant to this Indenture Supplement, the Issuer and the Trust shall create a new series of Notes and shall specify the principal terms thereof.

                                   ARTICLE I

            Definitions and Other Provisions of General Application

          Section 1.01. Definitions. For all purposes of this Indenture
                        -----------
Supplement, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Indenture, either directly or by reference therein, have the meanings assigned to them therein;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder means such accounting principles as are generally accepted in the United States of America at the date of such computation;

          (4) all references in this Indenture to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Indenture Supplement as originally executed. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture Supplement as a whole and not to any particular Article, Section or other subdivision;

          (5) in the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling;

          (6) each capitalized term defined herein shall relate only to the Series [____] Notes and no other Series of Notes issued by the Issuer; and

          (7) "including" and words of similar import will be deemed to be followed by "without limitation."

          "Accumulation Commencement Date" means, for the Series [____] Notes,
           ------------------------------
___________ __, ____; provided, however, that, if the Accumulation Period Length
                      --------  -------
for the Series [____] Notes is less than twelve (12) whole calendar months, the Accumulation Commencement Date will be the first Business Day of the month that is the number of whole months prior to the Expected Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Monthly Periods during the period from the Accumulation Commencement Date to the Expected Principal Payment Date will at least equal the Accumulation Period Length.

          "Accumulation Period Factor" means, for the Series [____] Notes for
           --------------------------
each Monthly Period, a fraction, the numerator of which is equal to the sum of the initial investor interests of all outstanding Series (as defined in the Pooling and Servicing Agreement) including the Collateral Certificate, and the denominator of which is equal to the sum of (a) the Initial Dollar Principal Amount of the Series [____] Notes, (b) the initial investor interests of all outstanding Series of investor certificates issued by the Master Trust (other than the Series 2001-__ Collateral Certificate) which are not expected to be in their revolving periods (as such terms are defined in the Pooling and Servicing Agreement), (c) the initial investor interests of all outstanding Series of investor certificates issued by the Master Trust (other than the Series 2001-__ Collateral Certificate) which are not allocating Shared Principal Collections to other Series of investor certificates issued by the Master Trust and are in their revolving periods (as such terms are defined in the Pooling and Servicing Agreement), and (d) the Initial Dollar Principal Amount of any tranche of notes of the Issuer for which amounts are targeted to be deposited into a principal funding account with respect to such Monthly Period; provided, however, that
                                                     --------  -------
this definition may be changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

          "Accumulation Period Length" is defined in Section 3.10(b)(ii).
           --------------------------                -------------------

          "Accumulation Reserve Account" means the trust account designated as
           ----------------------------
such and established pursuant to Section 5.01(a).

          "Accumulation Reserve Account Earnings" means, with respect to each
           -------------------------------------
Transfer Date, the investment earnings on funds in the Accumulation Reserve Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

          "Accumulation Reserve Funding Period" shall mean, the period
           -----------------------------------
commencing on the earliest to occur of (a) the Monthly Period three (3) months prior to the first Monthly Period for which a budgeted deposit is targeted to be made into the Principal Funding Account of the Series [___] Notes pursuant to
Section 3.10(b), (b) the Monthly Period following the first Transfer Date for
---------------
which the Quarterly Excess Available Funds is less than 2%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 24 months prior to the Expected Principal Payment Date; (c) the Monthly Period following the first Transfer Date for which the Quarterly Excess Available Funds is less than 3%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 18 months prior to the Expected Principal Payment Date; and (d) the Monthly Period following the first Transfer Date for which the Quarterly Excess Available Funds is less than 4%, but in such event the Accumulation Reserve Funding Period shall not be required to commence earlier than 16 months prior to the Expected Principal Payment Date.

          "Aggregate Investor Default Amount" is defined in the Series 2001-__
           ---------------------------------
Supplement.

          "Aggregate Series Available Funds Shortfall" means the sum of the
           ------------------------------------------
Series Available Funds Shortfalls (as such term is defined in each of the related Indenture Supplements) for each Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One.

          "applicable investment category" means the following ratings:
           ------------------------------

                               Class A Notes                Class B Notes               Class C Notes
                               -------------                -------------               -------------
Standard & Poor's                AAA or A1+                   A or A_                       BBB
Moody's                          Aaa or P-1                   Aaa or P-1                    A2 or P-2
Fitch                            AAA or F1+                   A or F-_                      BBB or ___

          Notwithstanding the foregoing, if funds on deposit in a Series
[____] Account are for the benefit of more than one class of Notes, the rating required for any investment of those funds will be the rating applicable to the most senior class.

          "Base Rate" means, with respect to any Monthly Period, the sum
           ---------
of (i) the Weighted Average Interest Rates for the Outstanding Series ___ Notes,
(ii) the Net Servicing Fee Rate (as such term is defined in the Series 2001-_ Supplement) and (iii) the Servicer Interchange Rate, in each case, for such Monthly Period.

          "Calculation Agent" is defined in Section 3.24(a).
           -----------------                ---------------

          "Class A Monthly Interest" is defined in Section 3.02(a).
           ------------------------                ---------------

          "Class A Note Interest Rate" means a rate per annum equal to __% in
           --------------------------
excess of LIBOR as determined by the Calculation Agent on the related LIBOR Determination Date with respect to each Interest Period.

          "Class A Noteholder" means a Person in whose name a Class A Note is
           ------------------
registered in the Note Register or the bearer of any Class A Note in Bearer Note form (including a Global Note in bearer form), as the case may be.

          "Class A Notes" means any of the notes executed by the Issuer and
           -------------
authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1 hereto.
        -----------

          "Class B Monthly Interest" is defined in Section 3.02(b).
           ------------------------                ---------------

          "Class B Note Interest Rate" means a rate per annum equal to __% in
           --------------------------
excess of LIBOR as determined by the Calculation Agent on the related LIBOR Determination Date with respect to each Interest Period.

          "Class B Noteholder" means a Person in whose name a Class B Note is
           ------------------
registered in the Note Register or the bearer of any Class B Note in Bearer Note form (including a Global Note in bearer form), as the case may be.

          "Class B Notes" means any of the notes executed by the Issuer and
           -------------
authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2 hereto.

          "Class C Additional Interest" is defined in Section 3.02(c).
           ---------------------------                ---------------

          "Class C Deficiency Amount" is defined in Section 3.02(c).
           -------------------------                ---------------

          "Class C Monthly Interest" is defined in Section 3.02(c).
           ------------------------                ---------------

          "Class C Note Interest Rate" means a rate per annum equal to __% in
           --------------------------
excess of LIBOR as determined by the Calculation Agent on the related LIBOR Determination Date with respect to each Interest Period.

          "Class C Noteholder" means a Person in whose name a Class C Note is
           ------------------
registered in the Note Register or the bearer of any Class C Note in Bearer Note form (including a Global Note in bearer form), as the case may be.

          "Class C Notes" means any of the notes executed by the Issuer and
           -------------
authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3 hereto.
        -----------

          "Class C Reserve Account" means the trust account designated as such
           -----------------------
and established pursuant to Section 5.01(a).
                            ---------------

          "Class C Reserve Account Percentage" means, (i) zero, if the
           ----------------------------------
Quarterly Excess Available Funds Percentage on such Transfer Date is greater than or equal to ___%, (ii) ___ %, if the Quarterly Excess Available Funds Percentage on such Transfer Date is less than ___% and greater than or equal to ___%, (iii) ___%, if the Quarterly Excess Available Funds Percentage on such Transfer Date is less than ___% and greater than or equal to ___%, (iv) ___%, if the Quarterly Excess Available Funds Percentage is less than ____% and greater than or equal to ___%; (v) ___%, if the Quarterly Excess Available Funds Percentage on such Transfer Date is less than ___% and greater than or equal to ___%, (vi) ___%, if the Quarterly Excess Available Funds Percentage is less than
____% and greater than or equal to ___%, and (vii) ___%, if the Quarterly Excess Available Funds Percentage on such Transfer Date is less than ___%.

          "Controlled Accumulation Amount" means, $______; provided, however,
           ------------------------------                  --------  -------
that if the Accumulation Period Length with respect to the Series [____] Notes is determined to be less than twelve (12) months pursuant to Section
                                                             -------
3.10(b)(ii), the Controlled Accumulation Amount for any Transfer Date will be
-----------
equal to (i) the product of (x) the Initial Dollar Principal Amount of the Series [____] Notes and (y) the Accumulation Period Factor for such Monthly Period divided by (ii) the Required Accumulation Factor Number.

          "Excess Available Funds Percentage" means, with respect to any
           ---------------------------------
Transfer Date, commencing on and including the [.][.] Transfer Date, the amount, if any, by which the

Portfolio Yield for the preceding Monthly Period exceeds the Base Rate for such Monthly Period.

          "Expected Principal Payment Date" means ______ __, _____.
           -------------------------------

          "Finance Charge Receivables" is defined in the Pooling and Servicing
           --------------------------
Agreement.

          "Initial Dollar Principal Amount" means, with respect to the Class A
           -------------------------------
Notes, $______, with respect to the Class B Notes, $______, and with respect to the Class C Notes $______.

          "Interest Funding Account" means the trust account designated as such
           ------------------------
and established pursuant to Section 5.01(a).
                            ---------------

          "Interest Payment Date" means the ________ day of each month
           ---------------------
commencing _____ __, _____, or if such _________ day is not a Business Day, the next succeeding Business Day.

          "Interest Period" means, with respect to any Interest Payment Date,
           ---------------
the period from and including the previous Interest Payment Date (or in the case of the initial Interest Payment Date, from and including the Issuance Date) through the day preceding such Interest Payment Date.

          "Investor Charge-Offs" means, with respect to any Transfer Date, the
           --------------------
aggregate amount, if any, by which the Series [___] Investor Default Amount, if any, for the preceding Monthly Period exceeds the Series [___] Available Funds for such Transfer Date available after giving effect to clause (a) and (b) of
Section 3.01.
------------

          "Issuance Date" means _____ __, 2001.
           -------------

          "Legal Maturity Date" means _____ __, ___.
           -------------------

          "LIBOR" means, for any Interest Period, the London interbank offered
           -----
rate for [one-month] United States dollar deposits determined by the Trustee on the LIBOR Determination Date for each Interest Period in accordance with the provisions of Section 2.05.
              ------------

          "LIBOR Determination Date" means _____ __, 2001 for the period
           ------------------------
from and including the Issuance Date through but excluding _____ __, 2001, _____ __, 2001 for the period from and including _____ __, 2001 through but excluding
_____ __, 2001 and the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

          "London Business Day" means any Business Day on which dealings in
           -------------------
deposits in United States Dollars are transacted in the London interbank market.

          "Monthly Period" has the meaning set forth in the Indenture; provided,
           --------------                                              --------
however, that with respect to this Indenture Supplement, the "first Monthly
-------
Period" means the period beginning on and including the Issuance Date and ending on and including ______ __, 2001.

          "Nominal Liquidation Amount" means, with respect to any class of
           --------------------------
Series [____ ] Notes, the amount calculated pursuant to Section 3.16 of this
                                                        ------------
Indenture Supplement. The Nominal Liquidation Amount for Series [____] will be the sum of the Nominal Liquidation Amounts of all of the classes of Series [____] Notes.

          "Nominal Liquidation Amount Deficit" means, with respect to any class
           ----------------------------------
of Series [_____ ] Notes, the excess of the Adjusted Outstanding Dollar Principal Amount of that class over the Nominal Liquidation Amount of that class.

          "Paying Agent" means The Bank of New York.
           ------------

          "PFA Earnings" means, with respect to each Transfer Date, the
           ------------
investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

          "PFA Earnings Shortfall" means, for any Transfer Date,
           ----------------------

          (a)   the PFA Earnings Target for such Transfer Date, minus

          (b)   the PFA Earnings for such period.

          "PFA Earnings Target" means, for any Transfer Date, with respect to
           -------------------
any amount on deposit in the Principal Funding Account for Series [____ ] Notes, the Dollar amount of interest that would have accrued on such deposit (or portion thereof) for the period from and including the preceding Transfer Date to but excluding such Transfer Date if it had borne interest at the Class A Interest Rate, the Class B Interest Rate or the Class C Interest Rate, as applicable.

          "Portfolio Yield" means, with respect to any Monthly Period, the
           ---------------
annualized percentage equivalent of a fraction, the numerator of which is (a) the amount of Available Funds allocated to the Series [____] pursuant to Section
                                                                         -------
501 of the Indenture, plus (b) any amounts to be treated as Series [____ ]
---
Available Funds pursuant to Sections 3.20(d) and 3.25(a) of the Indenture
                            ---------------      -------
Supplement, plus (c) the Series [____ ] Servicer Interchange for such Monthly Period, minus (d) the excess, if any, of the PFA Earnings Shortfall over the aggregate amount to be treated as Series [____] Available Funds for such Monthly Period pursuant to Sections 3.17(a) of the Indenture Supplement, minus (e) the
                   ----------------
Series [____] Investor Default Amount for such Monthly Period, and the denominator of which is the Weighted Average Available Funds Allocation Amount for Series [____] for such Monthly Period.

          "Principal Funding Account" means the trust account designated as such
           -------------------------
and established pursuant to Section 5.01(a).
                            ---------------

          "Principal Funding sub-Account Amount" means, with respect to any
           ------------------------------------
class of Series [____] Notes as of any date, the amount on deposit in the Principal Funding sub-Account for such class of Series [____] Notes on such date.

          "Quarterly Excess Available Funds Percentage" means the percentage
           -------------------------------------------
equivalent of a fraction the numerator of which is the sum of the Excess Available Funds Percentages with respect to the immediately preceding three Monthly Periods and the denominator of which is three.

          "Receivables Sales Proceeds" means, with respect to any class of
           --------------------------
Series [____ ] Notes, the proceeds of the sale of Receivables with respect to such class pursuant to Section 3.20. Receivables Sales Proceeds do not
                       ------------
constitute Available Principal Amounts.

          "Receivables Sales Proceeds Deposit Amount" means, with respect to any
           -----------------------------------------
class of Series [____] Notes in respect of which the Trust has received Receivables Sales Proceeds, the amount of Receivables Sales Proceeds on deposit in the Principal Funding sub-Account for such class.

          "Record Date" means, for any Monthly Period, the last Business Day of
           -----------
the preceding Monthly Period.

          "Reference Banks" means four major banks in the London interbank
           ---------------
market selected by the Beneficiary.

          "Required Accumulation Factor Number" shall be equal to a fraction,
           -----------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts (as defined in the Pooling and Servicing Agreement), expressed as a decimal, for the twelve (12) calendar months preceding the date of such calculation; provided, however, that this definition may be changed at any time
             --------  -------
if the Note Rating Agencies provide prior written confirmation that a Ratings Effect with respect to Series [____] will not occur with respect to such change.

          "Required Accumulation Reserve Account Amount" shall mean, with
           --------------------------------------------
respect to any Monthly Period during the Accumulation Reserve Funding Period,
(a) if the Accumulation Reserve Funding Period shall be less than or equal to one Monthly Period, zero and (b) otherwise, an amount equal to (i) 0.5% of the Outstanding Dollar Principal Amount of the Series [___] Notes as of the close of business on the last day of the preceding Monthly Period or (ii) any other amount designated by the Issuer; provided, however, that if such designation is
                                 --------  -------
of a lesser amount, the Note Rating Agencies shall have provided prior written confirmation that a Ratings Effect will not occur with respect to such change.

          "Required Excess Available Funds" means, with respect to any Monthly
           -------------------------------
Period, an amount equal to zero; provided, however, that the Issuer may, from
                                 --------  -------
time to time, change such amount (which will never be less than zero) upon (i) written notice to the Trustee and each Rating Agency, and (ii) if such amount is to be increased, prior written confirma tion from the Note Rating Agencies that a Ratings Effect will not occur with respect to such change.

          "senior class" means (a) with respect to the Class B Notes, the Class
           ------------
A Notes, and (b) with respect to the Class C Notes, the Class A Notes or Class B Notes.

          "Series Available Funds Shortfall" means, with respect to any Transfer
           --------------------------------
Date, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to Sections 3.01(a) through (d) for any Transfer Date over (b)
                    ----------------
the Series [____] Available Funds (excluding amounts to be treated as Series [____ ] Available Funds pursuant to Section 3.25(a)) for such Transfer Date;
                                    ---------------
provided, however, that the Issuer, when authorized by an Officer's Certificate,
--------  -------
may amend or otherwise modify this definition of Series Available Funds Shortfall provided the Note Rating Agencies confirm in writing that the amendment or modification will not cause a Ratings Effect.

          "Series [____] Account" is defined in Section 5.01(a).
           ---------------------                ---------------

          "Series [____] Available Funds" means, with respect to any Transfer
           -----------------------------
Date, the sum of (a) Available Funds allocated to Series [____] pursuant to
Section 501 of the Indenture, and (b) any amounts to be treated as Series [____] Available Funds pursuant to Section 3.04.
                            ------------

          "Series [____] Available Principal Amounts" means the sum of (a)
           -----------------------------------------
Available Principal Amounts allocated to Series [____] pursuant to Section 502
                                                                   -----------
of the Indenture and (b) any amounts to be treated as Series [____] Available Principal Amounts pursuant to Section 3.01(c) or 3.01(d).
                              ---------------    -------

          "Series [___] Investor Default Amount" means, with respect to any
           ------------------------------------
Monthly Period, the sum for each day during such Monthly Period, of the product of the Investor Default Amounts (as such term is defined in the Series 2001-__ Supplement) with respect to each such day and the percentage equivalent of a fraction the numerator of which is the Available Funds Allocation Amount for Series [____] for such day and the denominator of which is the Available Funds Allocation Amount for all series of Notes for such day.

          "Series [_____] Noteholder" means any Class A Noteholder, Class B
           -------------------------
Noteholder or Class C Noteholder.

          "Series [_____] Notes" means the Class A Notes, the Class B Notes and
           --------------------
the Class C Notes.

          "Series [____] Servicer Interchange" means, with respect to any
           ----------------------------------
Monthly Period, an amount equal to the product of (a) the Servicer Interchange (as such term is defined in the Series 2001-__ Supplement) with respect to such Monthly Period and (b) a fraction the numerator of which is the Weighted Average Available Funds Allocation Amount for Series [____] for such Monthly Period and the denominator of which is the Weighted Average Available Funds Allocation Amount for all series of Notes for such Monthly Period.

          "Series [____] Servicing Fee" means, with respect to any Monthly
           ---------------------------
Period, the pro rata portion of the Net Servicing Fee (as such term is defined in the Series 2001-__ Supplement) allocable to the Series [____] Notes based on the ratio of the Weighted Average Available Funds Allocation Amount of the Series [____] Notes for such Monthly Period to the Weighted Average Available Funds Allocation Amount of all series of Notes for such Monthly Period.

          "Servicer Interchange Rate" means, for any Monthly Period, the
           -------------------------
percentage equivalent of a fraction, the numerator of which is the Series [____] Servicer Interchange for such Monthly Period, and the denominator of which is the Weighted Average Available Funds Allocation Amount for Series [____] for such Monthly Period.

          "Shared Excess Available Funds" means, with respect to any Transfer
           -----------------------------
Date with respect to any series of Notes, either (a) the amount of Series [____] Available Funds for such Transfer Date available after application in accordance with Sections 3.01(a) through (f) or (b) the amounts allocated to other series
     ----------------         ---
of Notes identified as an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One which the applicable Indenture Supplements for such series specify are to be treated as "Shared Excess Available Funds."

          "Series [_____] Termination Date" means the earliest to occur of (a)
           -------------------------------
the Principal Payment Date on which the Outstanding Dollar Principal Amount of the Series [_____] Notes is paid in full, (b) the Legal Maturity Date and (c) the date on which the Indenture is discharged and satisfied pursuant to Article
                                                                        -------
VI thereof.
--
          "Shared Excess Available Funds" means, with respect to any Transfer
           -----------------------------
Date with respect to any series of notes, either (a) the amount of Series [___] Available Funds for such Transfer Date available after application in accordance with Sections 3.01(a) through (f) or (b) the amounts allocated to the notes of
     ----------------         ---
other series of notes identified as an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One which the applicable Indenture Supplements for such series specify are to be treated as "Shared Excess Available Funds."

          "subordinated class" means (a) with respect to the Class A Notes, the
           ------------------
Class B Notes or Class C Notes, (b) with respect to the Class B Notes, the Class C Notes.

          "Targeted Interest Deposit Amount" means, with respect to the Series
           --------------------------------
[____] Notes, for any Transfer Date, the aggregate amount targeted to be deposited in the Interest Funding Account pursuant to Section 3.02 for such
                                                      ------------
Transfer Date.

          "Targeted Principal Deposit Amount" means, with respect to the Series
           ---------------------------------
[___] Notes for any Transfer Date, the aggregate amount targeted to be deposited in the Principal Funding Account pursuant to Section 3.10 for such Transfer Date.

          "Telerate Page 3750" means the display page currently so designated on
           ------------------
the Bridge Telerate Market Report (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

          "Weighted Average Available Funds Allocation Amount" means, with
           --------------------------------------------------
respect to any Monthly Period for any class or series of Notes, the sum of the Available Funds Allocation Amount for such class or series, as applicable, as of the close of business on each day during such Monthly Period divided by the actual number of days in such period.

          "Weighted Average Interest Rates" means, with respect to Series
           -------------------------------
[____], on any date, the weighted average (weighted based on the Outstanding Dollar Principal Amount of the Series [____] Notes on such date) of the rate of interest applicable to such Notes on that date.

          Section 1.02.  Governing Law. THIS INDENTURE SUPPLEMENT WILL BE
                         -------------
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 1.03.  Counterparts. This Indenture Supplement may be executed
                         ------------
in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.

          Section 1.04.  Ratification of Indenture. As supplemented by this
                         -------------------------
Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

                              [END OF ARTICLE I]

                                   ARTICLE II

                                    The Notes

          Section 2.01.  Creation and Designation.
                         ------------------------

     (a) There is hereby created a series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "MBNA Credit Card Master Note Trust, Series _______" or the "Series _____ Notes." The Series ______ Notes will be issued in three classes, the first of which shall be known as the "Series _____ Class A Notes," the second of which shall be known as the "Series _____ Class B Notes" and the third of which shall be known as the "Series ____ Class C Notes."

     (b) Series [___] shall be an Excess Available Funds Sharing Series in Excess Available Funds Sharing Group [One] and shall not be in any other group. The Series [___ ] shall not be subordinated to any other series of Notes .

          Section 2.02.  Form of Delivery of Series [_____] Notes; Depository;
                         -----------------------------------------------------
Denominations.
-------------

     (a) The Series [_____] Notes shall be delivered in the form of a global Registered Notes as provided in Sections 202 and 301(i) of the Indenture,
                                ------------     ------
respectively.

     (b) The Depository for the Series [_____] Notes shall be The Depository Trust Company, and the Series [_____] Notes shall initially be registered in the name of Cede & Co., its nominee.

     (c) The Series [_____] Notes will be issued in minimum denominations of $1,000 and integral multiples that amount.

          Section 2.03.  Delivery and Payment for the Series [_____] Notes. The
                         -------------------------------------------------
Issuer shall execute and deliver the Series [_____] Notes to the Indenture Trustee for authentication, and the Indenture Trustee shall deliver the Series [_____] Notes when authenticated, each in accordance with Section 303 of the
                                                          -----------
Indenture.

                              [END OF ARTICLE II]

                                   ARTICLE III

                       Allocations, Deposits and Payments

          Section 3.01.  Allocations of Series [____] Available Funds. On each
                         --------------------------------------------
Transfer Date, the Indenture Trustee will apply Series [____] Available Funds, as follows:

     (a) first, to make the targeted deposits to the Interest Funding Account pursuant to Section 3.02;
            ------------

     (b) second, to pay the Series [____] Servicing Fee plus any previously due and unpaid Series [___] Servicing Fee to the Servicer (as such term is defined in the Series [____ ] Supplement);

     (c)  third, to be treated as Series [____ ] Available Principal Amounts for application in accordance with Section 3.07 in an amount equal to the Series
                                   ------------
[____] Investor Default Amount, if any, for the preceding Monthly Period;

     (d) fourth, to be treated as Series [___] Available Principal Amounts for application in accordance with Section 3.07 in an amount equal to the Nominal
                               ------------
Liquidation Amount Deficit, if any;

     (e) fifth, to make the targeted deposit to the Accumulation Reserve Account, if any, pursuant to Section 3.21;
                             ------------

     (f) sixth, to make the targeted deposit to the Class C Reserve Account, if any, pursuant to Section 3.22;
                 ------------

     (g) seventh, to be treated as Shared Excess Available Funds for application in accordance with Section 3.25; and
                               ------------

     (h)  eighth, to the Issuer.

          Section 3.02.  Targeted Deposits to the Interest Funding Account. The
                         -------------------------------------------------
aggregate amount of Series [___] Available Funds targeted to be deposited into the Interest Funding Account pursuant to Section 3.01(a) on each Transfer Date
                                         ---------------
is equal to the sum of:

     (a)  an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period, times (ii) the Outstanding Dollar Principal Amount of the Class A Notes determined as of the Record Date preceding the related Transfer Date (the "Class A Monthly Interest"), plus an amount equal
                                ------------------------
to the excess, if any, of the aggregate amount accrued pursuant to this Section
                                                                        -------
3.02(a) as of the prior Interest Period;
-------
     (b) an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period, times

(ii) the Outstanding Dollar Principal Amount of the Class B Notes determined as of the Record Date preceding the related Transfer Date (the "Class B Monthly
                                                             ---------------
Interest"), plus an amount equal to the excess, if any, of the aggregate amount
--------
accrued pursuant to this Section 3.02(b) as of the prior Interest Period over
                         ---------------
the amount actually paid to the Class B Noteholders in respect of interest for such Interest Period;

     (c)  an amount equal to the product of (i)(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Interest Period, times (ii) the Outstanding Dollar Principal Amount of the Class C Notes determined as of the Record Date preceding the related Transfer Date (the "Class C Monthly Interest"), plus an amount equal
                                ------------------------
to the excess, if any, of the aggregate amount accrued pursuant to this Section
                                                                        -------
3.02(c) as of the prior Interest Period over the amount actually paid to the
-------
Class C Noteholders in respect of interest for such Interest Period .

          Section 3.03.  Allocations of Series [___] Available Funds to
          ------------   ----------------------------------------------
Interest Funding sub-Accounts. The aggregate amount to be deposited to the
-----------------------------
Interest Funding Account pursuant to Section 3.01(a) for each Monthly Period
                                     ---------------
will be allocated, and a portion deposited into the Interest Funding sub-Account for each class of Series [____] Notes, as follows:

     (a)  Series [___] Available Funds at Least Equal to Targeted Amounts. If
          ---------------------------------------------------------------
the amount of funds available for a Monthly Period pursuant to Section 3.01 is
                                                               ------------
at least equal to the aggregate amount of the deposits and payments targeted by
Section 3.02, then the full amount of each such deposit and payment will be made
------------
to the applicable Interest Funding sub-Accounts.

     (b)  Series [___] Available Funds are Less than Targeted Amounts. If the
          -----------------------------------------------------------
amount of funds available for a Monthly Period pursuant to Section 3.01 is less
                                                           ------------
than the aggregate amount of the deposits and payments targeted by Section 3.02,
                                                                   ------------
then the amount available will be allocated as follows:

          (i) first, to the Class A Notes, the aggregate amount of the deposits and payments targeted by Section 3.02 with respect to the Class A Notes,
                              ------------

          (ii) second, to the Class B Notes, the aggregate amount of the deposits and payments targeted by Section 3.02 with respect to the Class B
                                       ------------
     Notes, and

          (iii) third, to the Class C Notes, the aggregate amount of the deposits and payments targeted by Section 3.02 with respect to the Class C
                                       ------------
     Notes.

          Section 3.04.  Amounts to be Treated as Series [____] Available Funds;
                         ------------------------------------------------------
Other Deposits to the Interest Funding sub-Accounts. The following deposits and payments will be made on the following dates:

     (a)  Amounts to be Treated as Series [___] Available Funds. In addition
          -----------------------------------------------------
to Available Funds allocated to Series [___] pursuant to Section 501 of the
                                                         -----------
Indenture, the following amounts shall be treated as Series [___] Available Funds for application in accordance with this Article III for any Monthly
                                              -----------
Period:

          (i)   PFA Earnings Shortfall. The aggregate amount withdrawn
                ----------------------
     from the Accumulation Reserve Account pursuant to Section 3.17 will be
                                                       ------------
     treated as Series [___ ] Available Funds for such Monthly Period.

          (ii)  Account Earnings. Any PFA Earnings and any Accumulation Reserve
                ----------------
     Account Earnings for any Transfer Date will be treated as Series [___] Available Funds for such Transfer Date.

          (iii) Shared Excess Available Funds. Any Shared Excess Available Funds
                -----------------------------
     allocable to the Series [___] will be treated as Series [___] Available Funds pursuant to Section 3.25(a).
                       ---------------

     (b)  Class C Reserve Account. Withdrawals made from the Class C Reserve
          -----------------------
Account pursuant to Section 3.23(a) will be deposited into the Interest Funding
                    ---------------
sub-Account for the Class C Notes on the Transfer Date.

     (c)  Receivables Sales Proceeds. Receivables Sales Proceeds received by the
          --------------------------
Issuer pursuant to Section 3.20 for any class of Series [____] Notes will be
                   ------------
deposited into the applicable Interest Funding sub-Account on the date of receipt by the Issuer.

          Section 3.05.  Allocations of Reductions from Investor Charge-Offs to
                         ------------------------------------------------------
the Nominal Liquidation Amount of Subordinated Classes. On each Transfer Date
------------------------------------------------------
when there is an Investor Charge-Off with respect to the related Monthly Period, that reduction will be allocated on that date to each class of Series [____] Notes as set forth in this Section.

     (a) First, the amount of such Investor Charge-Off will be allocated to the Class C Notes in an amount equal to lesser of (i) the Investor Charge-Offs with respect to Series [___] for such Monthly Period and (ii) the Nominal Liquidation Amount of the Class C Notes (computed prior to giving effect to any reallocations of Investor Charge-Offs from any Class B Notes and any reallocation of Series [__] Available Principal Amounts on such date). In such case, the Nominal Liquidation Amount of the Class C Notes will be reduced by an amount equal to the Investor Charge-Offs which are allocated to the Class C Notes; provided, however, that no such allocation will reduce the Nominal
       --------  -------
Liquidation Amount of the Class C Notes below zero.

     (b)  Second, the amount of such Investor Charge-Off remaining after giving effect to clause (a) above will be allocated to the Class B Notes in an amount equal to lesser of (i) the excess, if any, of the Investor Charge-Offs with respect to Series [___] for such Monthly Period over the aggregate amount of the reduction of the Nominal Liquidation Amount of Class C Notes pursuant to clause (a) above and (ii) the Nominal Liquidation Amount of the Class B Notes (computed prior to giving effect to any reallocations of Series [__] Available Principal Amounts on such date). In such case, the Nominal Liquidation Amount of the Class B Notes will be reduced by an amount equal to the Investor Charge-Offs which are allocated to the Class B Notes; provided, however, that no such
                                          --------  -------
allocation will reduce the Nominal Liquidation Amount of the Class B Notes below zero.

     (c) Third, the amount of such Investor Charge-Off remaining after giving effect to clauses (a) and (b) above will be allocated to the Class A Notes in an amount equal to lesser of (i) the excess, if any, of the Investor Charge-Offs with respect to Series [___] for such Monthly

Period over the aggregate amount of the reduction of the Nominal Liquidation Amount of Class C Notes and Class B Notes pursuant to clauses (a) and (b) above and (ii) the Nominal Liquidation Amount of the Class A Notes. In such case, the Nominal Liquidation Amount of the Class A Notes will be reduced by an amount equal to the Investor Charge-Offs which are allocated to the Class A Notes.

          Section 3.06.  Allocations of Reimbursements of Nominal Liquidation
                         ----------------------------------------------------
Amount Deficits. If, as of any Transfer Date, there are Series [___] Available
---------------
Funds available pursuant to Section 3.01(d) to reimburse any Nominal Liquidation
                            ---------------
Amount Deficits as of such Transfer Date, such funds will be allocated to each class of Series [____] Notes as follows:

     (a) first, to the Class A Notes, but in no event will the Nominal Liquidation Amount of the Class A Notes be increased above their Adjusted Outstanding Dollar Principal Amount;

     (b) second, to the Class B Notes, but in no event will the Nominal Liquidation Amount of the Class B Notes be increased above their Adjusted Outstanding Dollar Principal Amount;

     (c) third, to the Class C Notes, but in no event will the Nominal Liquidation Amount of the Class C Notes be increased above their Adjusted Outstanding Dollar Principal Amount.

          Section 3.07.  Application of Series [_] Available Principal Amounts.
                         -----------------------------------------------------
On each Transfer Date, the Indenture Trustee will apply Series [____] Available Principal Amounts as follows:

     (a)  first, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to
Section 3.01(a), the Class A Notes have not received the full amount targeted to
---------------
be deposited pursuant to Section 3.02 with respect to that Monthly Period, then
                         ------------
Series [___] Available Principal Amounts (in an amount not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class C Notes and Class B Notes) will be allocated to the Interest Funding sub-Account of such Class A Notes in an amount equal to the lesser of the following amounts:

          (i) the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of such Class A Notes; and

          (ii) the Nominal Liquidation Amount of the Class C Notes and
     the Class B Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 3.05);
                                      -------------

     (b) second, with respect to each Monthly Period, if after giving effect to deposits to be made with respect to such Monthly Period pursuant to Section
                                                                       -------

3.01(a), the Class B Notes have not received the full amount targeted to be
-------
deposited pursuant to Section 3.02 with respect to that Monthly Period, then
                      ------------
Series [___] Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class C Notes and Class B Notes minus the aggregate amount of Series [___] Available Principal Amounts reallocated pursuant to clause (a) above) will be allocated to the

Interest Funding sub-Account of such Class B Notes in an amount equal to the lesser of the following amounts:

          (i) the amount of the deficiency in the targeted amount to be deposited into the Interest Funding sub-Account of such tranche of Class B Notes; and

          (ii) the Nominal Liquidation Amount of the Class C Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to
     Section 3.05 and the reallocation of Series [___] Available Principal
     ------------
     Amount pursuant to clause (a) above);

     (c) third, with respect to each Monthly Period, if after giving effect to payments to be made with respect to such Monthly Period pursuant to Section
                                                                    -------
3.01(b), the Servicer has not received the full amount to be paid pursuant to
-------
Section 3.01(b) with respect to that Monthly Period, then Series [___] Available
---------------
Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for all Class C Notes and Class B Notes minus the aggregate amount of Series [___] Available Principal Amounts reallocated pursuant to clauses (a) and (b) above) will be paid to the Servicer in an amount equal to the lesser of the following amounts:

          (i) the amount of the deficiency allocated to such tranche of Class A Notes pursuant to Section 3.08; and
                       ------------

          (ii) an amount equal to the Nominal Liquidation Amount of the Class C Notes and the Class B Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 3.05 and the
                                                     ------------
     reallocation of MBNAseries Available Principal Amount pursuant to clauses
     (a) and (b) above);

     (d)  fourth, with respect to each Monthly Period, if after giving effect to payments to be made with respect to such Monthly Period pursuant to Section
                                                                       -------
3.01(b), the Servicer has not received the full amount to be paid pursuant to
-------
Section 3.01(b) with respect to that Monthly Period, then Series [____]
---------------
Available Principal Amounts (in an amount, not less than zero, not to exceed the sum of the Daily Principal Amounts for each day during such Monthly Period for the Class C Notes and the Class B Notes, minus the aggregate amount of Series [____] Available Principal Amounts reallocated pursuant to clauses (a) through
(c) above) will be paid to the Servicer in an amount equal to the lesser of the following amounts:

          (i) the amount of the deficiency allocated to such tranche of Class B Notes pursuant to Section 3.08; and
                       ------------
          (ii) an amount equal to the Nominal Liquidation Amount of Class C Notes (determined after giving effect to the application of Investor Charge-Offs pursuant to Section 3.05 a nd the reallocation of MBNAseries
                             ------------
     Available Principal Amount pursuant to clauses (a) through (c) above);

     (e) fifth, to make the targeted deposits to the Principal Funding Account pursuant to Section 3.10; and
            ------------

     (f) sixth, to the Issuer for reinvestment in the Investor Interest of the Collateral Certificate.

          Section 3.08.  Allocation of Servicing Fee Shortfalls. On each
                         --------------------------------------
Transfer Date if after giving effect to payments to be made with respect to such Monthly Period pursuant to Section 3.01(b), the Servicer has not received the
                           ---------------
full amount to be paid pursuant to Section 3.01(b) with respect to that Monthly
                                   ---------------
Period, the aggregate amount of such shortfall will be allocated to each class of Notes pro rata based on the ratio of the Nominal Liquidation Amount for such class for such Monthly Period to the Nominal Liquidation Amount for Series [___] for such Monthly Period.

          Section 3.09.  Computation of Reductions to the Nominal Liquidation
                         ----------------------------------------------------
Amount of Subordinated Classes from Reallocations of Series [___] Available
---------------------------------------------------------------------------
Principal Amounts.
-----------------

     (a) Each reallocation of Series [____] Available Principal Amounts deposited to the Interest Funding sub-Account of a tranche of Class A Notes pursuant to Section 3.07(a) will reduce the Nominal Liquidation Amount of the
            ---------------
Class C Notes; provided, however, that the aggregate amount of such reduction
               --------  -------
shall not exceed the lesser of Nominal Liquidation Amount of the Class C Notes (after giving effect to any reductions pursuant to Section 3.05).
                                                   ------------

     (b) Each reallocation of Series [____] Available Principal Amounts deposited to the Interest Funding sub-Account of a tranche of Class A Notes pursuant to Section 3.07(a) which does not reduce the Nominal Liquidation Amount
            ---------------
of Class C Notes pursuant to clause (a) above will reduce the Nominal Liquidation Amount (determined after giving effect to clause (a) above) of the Class B Notes; provided, however, that the aggregate amount of such reduction
               --------  -------
shall not exceed the Nominal Liquidation Amount of the Class B Notes (after giving effect to clause (a) above and any reductions pursuant to Section 3.05).
                                                                 ------------

     (c) Each reallocation of Series [____] Available Principal Amounts deposited to the Interest Funding sub-Account of a tranche of Class B Notes pursuant to Section 3.07(b) will reduce the Nominal Liquidation Amount
            ----------------
(determined after giving effect to clauses (a) and (b) above) of the Class C Notes; provided, however, that the aggregate amount of such reduction shall not
       --------  -------
exceed the Nominal Liquidation Amount of the Class C Notes (after giving effect to clauses (a) and (b) above and any reductions pursuant to Section 3.05).
                                                            -------------

     (d) Each reallocation of Series [____] Available Principal Amounts paid to the Servicer pursuant to Section 3.07(c) will reduce the Nominal Liquidation
                            ---------------
Amount (determined after giving effect to clauses (a) through (c) above) of the Class C Notes; provided, however, that the aggregate amount of such reduction shall not exceed the Nominal Liquidation Amount of the Class C Notes (after giving effect to clauses (a) through (c) above and any reductions pursuant to
Section 3.05).
-------------

     (e)  Each reallocation of Series [____] Available Principal Amounts paid to the Servicer pursuant to Section 3.07(c) which does not reduce the
                                 ---------------
Nominal Liquidation Amount of Class C Notes pursuant to clause (d) above will reduce the Nominal Liquidation Amount (determined after giving effect to clauses
(a) through (d) above) of the Class C Notes; provided, however, that the
                                             --------  -------
aggregate amount of such reduction shall not exceed the Nominal Liquidation

Amount of the Class B Notes (after giving effect to clauses (a) through (d) above and any reductions pursuant to Section 3.05).
                                     ------------

     (f) Each reallocation of Series [____] Available Principal Amounts paid to the Servicer pursuant to Section 3.07(d) will reduce the Nominal Liquidation
                         ---------------
Amount (determined after giving effect to clauses (a) through (e) above) of the Class C Notes; provided, however, that the aggregate amount of such reduction
               --------  -------
shall not exceed the Nominal Liquidation Amount of the Class C Notes (after giving effect to clauses (a) through (c) above and any reductions pursuant to
Section 3.05).
------------

          Section 3.10. Targeted Deposits of Series [_] Available Principal
                        ---------------------------------------------------
Amounts to the Principal Funding Account. The amount of the deposit targeted for
----------------------------------------
any class of Series [____] Notes with respect to any Monthly Period to be deposited into the Principal Funding sub-Account for that class will be the sum of (i) the amount determined pursuant to clause (a), (b) or (c) with respect to such class for such Monthly Period, as applicable, or if more than one such clause is applicable, the highest amount determined pursuant to any one of such clauses, and (ii) any deposit targeted pursuant to clause (i) with respect to such class for any prior Monthly Period but for which the full targeted deposit was not made, but in no case more than the Nominal Liquidation Amount of such class (computed immediately before giving effect to such deposit but after giving effect to any Investor Charge-Offs and any reallocations of Series [____] Available Principal Amounts on such date).

     (a)  Principal Payment Date. With respect to the Monthly Period immediately
          ----------------------
preceding each Principal Payment Date, the deposit targeted for any class of Series [____] Notes is equal to the Nominal Liquidation Amount of such class as of the close of business on the last day of the preceding Monthly Period (determined after giving effect to any Investor Charge-Offs and any reallocations, payments or deposits of Series [___] Available Principal Amounts on the following Transfer Date.

     (b)  Budgeted Deposits.
          -----------------

          (i)   Subject to Section 3.10(c), with respect to each Monthly Period,
                           ---------------
     beginning with the Accumulation Commencement Date, the deposit targeted to be made into the Principal Funding sub-Account for that class will be the Controlled Accumulation Amount for that class, beginning with the twelfth Monthly Period before the Monthly Period in which the Expected Principal Payment Date occurs.

          (ii) Notwithstanding anything to the contrary in clause (i), on or before the Transfer Date immediately preceding the first Business Day of the month that is twelve (12) months prior to the Expected Principal Payment Date, and each Determination Date thereafter until the Accumulation Commencement Date, the Issuer will determine the "Accumulation Period
                                                       -------------------
     Length" which will equal the number of whole months such that the sum of
     ------
     the Accumulation Period Factors for each month during such period will be equal to or greater than the Required Accumulation Factor Number; provided,
                                                                       --------
     however, that the Accumulation Period Length will not be determined to be
     -------
     less than one month; provided further, however, that the determination of
                          -------- -------  -------
     the Accumulation Period Length
     may be changed at any time if the Note Rating Agencies provide prior written confirmation that a Ratings Effect will not occur with respect to such change.

     (c)  Event of Default, Early Redemption Event, Other Optional or Mandatory
          ---------------------------------------------------------------------
Redemption. If any class of Series [____] Notes has been accelerated during a
----------
Monthly Period after the occurrence of an Event of Default, or if an Early Redemption Event with respect to any class of Series [____] Notes occurs during such Monthly Period, or with respect to the Monthly Period immediately preceding any other date fixed for any other optional or mandatory redemption of any class of Series [____] Notes, the deposit targeted for that class of Series [____] Notes with respect to that Monthly Period and each following Monthly Period is equal to Nominal Liquidation Amount of that class of Series [____] Notes as of the close of business on the last day of the preceding Monthly Period (taking into effect any reallocations, payments or deposits on the following Transfer
Date).

          Section 3.11.  Allocations among Principal Funding sub-Accounts. The
                         ------------------------------------------------
aggregate amount of the deposits to be made to the Principal Funding Account for each class of Series [____] Notes pursuant to Section 3.10 for each Monthly
                                              ------------
Period will be allocated, and a portion deposited in the Principal Funding sub-Account for each class of Series [____] Notes, as follows:

     (a)  Series [_____] Available Principal Amounts Equal to Targeted Amount.
          -------------------------------------------------------------------
If Series [____] Available Principal Amounts are equal to the aggregate amount of Series [____] Available Principal Amounts targeted to be deposited into the Principal Funding Account for all classes of Series [____] Notes pursuant to
Section 3.10, then that targeted amount will be deposited in the Principal
------------
Funding sub-Account established for each class.

     (b)  Series [_____] Available Principal Amounts Are Less Than Targeted
          -----------------------------------------------------------------
Amounts. If Series [____] Available Principal Amounts are less than the sum of
-------
the aggregate amount of Series [____] Available Principal Amounts targeted to be deposited into the Principal Funding Account for all classes of Series [____] Notes pursuant to Section 3.10, then the amount available will be deposited in
                  ------------
the Principal Funding sub -Account established for each class in the following priority:

          (i) first, the amount available will be allocated to the Class A notes;

          (ii)   second, the amount available after the application in clause
     (i) above will be allocated to the Class B notes; and

          (iii)  third, the amount available after the application in clauses
     (i) and (ii) above will be allocated to the Class C notes.

          Section 3.12.  Amounts to be Treated as Series [___] Available
                         -----------------------------------------------
Principal Amounts; Other Deposits to Principal Funding sub-Accounts. The
-------------------------------------------------------------------
following deposits and payments will be made on the following dates:

     (a)  Amounts to be Treated as Series [___] Available Principal Amounts. In
          ------------------------------------------------------------------
addition to Available Principal Amounts allocated to the Series [___] pursuant to Section 502 of the Indenture, the Series [___] Available Funds reallocated
   -----------
pursuant to Section 3.01(c) or 3.01(d)
            ---------------    -------
shall be treated as Series [___] Available Principal Amounts for application in accordance with this Article III for any Monthly Period.
                     -----------

     (b)  Class C Reserve Account. Withdrawals made from the Class C Reserve
          -----------------------
Account pursuant to Section 3.23(b) will be deposited into the Principal Funding
                    ---------------
sub-Account for the Class C Notes on the Transfer Date.

     (c)  Receivables Sale Proceeds. Receivables Sales Proceeds received
          -------------------------
pursuant to Section 3.20 for any class of Series [____] Notes will be deposited
            ------------
into the applicable Principal Funding sub-Account on the date of receipt by the Issuer.

          Section 3.13. Withdrawals from Interest Funding Account. Withdrawals
                        -----------------------------------------
made pursuant to this Section 3.13 with respect to any class of Series [____]
                      ------------
Notes will be made from the Interest Funding sub-Account established for that class only after all allocations and reallocations have been made pursuant to Sections 3.02, 3.03, 3.04 and 3.07. In no event by more than the amount on
-------------  ----  ----     ----
deposit in the applicable Interest Funding sub-Account.

     (a)  Withdrawals for Class A Notes. On each Interest Payment Date, any
          -----------------------------
amount on deposit in the Interest Funding sub-Account for the Class A Notes shall be paid to the Persons designated in Section 3.19(b).
                                           ---------------

     (b)  Withdrawals for Class B Notes. On each Interest Payment Date, any
          -----------------------------
amount on deposit in the Interest Funding sub-Account for the Class B Notes shall be paid to the Persons designated in Section 3.19(b).
                                           ---------------

     (c)  Withdrawals for Class C Notes. On each Interest Payment Date, any
          -----------------------------
amount on deposit in the Interest Funding sub-Account for the Class C Notes shall be paid to the Persons designated in Section 3.19(b).
                                           ---------------

     (d)  Payment to the Issuer. After payment in full of any class of Series
          ---------------------
[____] Notes, any amount remaining on deposit in the applicable Interest Funding sub-Account will be paid to the Issuer.

     If the aggregate amount available for withdrawal from an Interest Funding sub-Account for any class of Series [____] Notes is less than all withdrawals required to be made from that Interest Funding sub-Account for that class in a month, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

          Section 3.14. Withdrawals from Principal Funding Account. Withdrawals
                        ------------------------------------------
made pursuant to this Section 3.14 with respect to any class of Series [____]
                      ------------
Notes will be made from the Principal Funding sub-Accounts established for that class only after all allocations and reallocations have been made pursuant to Sections 3.10, 3.11 and 3.12. In no event will the amount of the withdrawal be
-------------  ----     ----
more than the amount on deposit in the applicable Principal Funding sub-Account.

     (a)  Withdrawals for Class A Notes. On each Principal Payment Date, any
          -----------------------------
amount on deposit in the Principal Funding sub-Account for the Class A Notes shall be paid to the Persons designated in Section 3.19(b).
                                           ---------------

     (b)  Withdrawals for Class B Notes. On each Principal Payment Date, any
          -----------------------------
amount on deposit in the Principal Funding sub-Account for the Class B Notes shall be paid to the Persons designated in Section 3.19(b).
                                           ---------------

     (c)  Withdrawals for Class C Notes. On each Principal Payment Date, any
          -----------------------------
amount on deposit in the Principal Funding sub-Account for the Class C Notes shall be paid to the Persons designated in Section 3.19(b).
                                           ---------------

     (d)  Payment to the Issuer. Upon payment in full of any class of Series
          ---------------------
[___] Notes, any remaining amount on deposit in the applicable Principal Funding sub-Account will be paid to the Issuer.

          If the aggregate amount available for withdrawal from a Principal Funding sub-Account for any class of Series [___] Notes is less than all withdrawals required to be made from that Principal Funding sub-Account for that class in a month, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

          Section 3.15. Limit on Repayments of all Classes. No amounts on
                        ----------------------------------
deposit in a Principal Funding sub-Account for the Class A Notes or Class B Notes will be applied to pay principal of that class in excess of the highest Outstanding Dollar Principal Amount of that class. In the case of the Class C Notes, no amounts on deposit in the Principal Funding sub-Account for the Class C Notes or, if applicable, the Class C Reserve Account will be applied to pay principal in excess of the highest Outstanding Dollar Principal Amount of the Class C Notes.

          Section 3.16. Calculation of Nominal Liquidation Amount. On or prior
                        -----------------------------------------
to each Transfer Date the Issuer shall calculate the Nominal Liquidation Amount of each class of Series [___] Notes which shall be the following amount:

     (a) as of the date of issuance of such class of Series [___] Notes, the Initial Dollar Principal Amount of such class of Series [___] Notes; and

     (b)  thereafter, the sum of, without duplication:

          (i) the Nominal Liquidation Amount of such class of Series [___] Notes immediately after the prior date of determination; plus

          (ii) such class's allocable share of all reimbursements of its Nominal Liquidation Amount Deficit pursuant to Section 3.01(d) since the
                                                    ---------------
     prior date of determination; minus

          (iii) such class's allocable share of all reallocations of Series [___] Available Principal Amounts pursuant to Section 3.07 since the prior
                                                   ------------
     date of determination, determined as set forth in Section 3.09; minus
                                                       ------------

          (iv) the amount of the reduction of the Nominal Liquidation Amount of such class resulting from an allocation of Investor Charge-Offs since the prior date of determination, determined as set forth in Section 3.05;
                                                                 ------------
     minus

          (v) the amount deposited in the applicable Principal Funding sub-Account for such class (after giving effect to any deposits, allocations, reallocations or withdrawals to be made on that day) since the prior date of determination;

provided, however, that (1) the Nominal Liquidation Amount of a class of Series
--------  -------
[___] Notes may never be less than zero, (2) the Nominal Liquidation Amount of any class of Series [___] Notes may never be greater than the Adjusted Outstanding Dollar Principal Amount of such class and (3) the Nominal Liquidation Amount of any class of Series [___] Notes that has caused a sale of Receivables pursuant to Section 3.20 will be zero.
                        ------------

     The Nominal Liquidation Amount for Series [___] will be the sum of the Nominal Liquidation Amounts of all classes of Series [____] Notes.

          Section 3.17. Withdrawals from the Accumulation Reserve Account.
                        -------------------------------------------------
Withdrawals will be made from the Accumulation Reserve Account as specified below.

     (a)  Interest. On or prior to each Transfer Date, the Issuer will calculate
          --------
the PFA Earnings Shortfall (if any) for Series [___]. If there is any PFA Earnings Shortfall for that Transfer Date, or any unpaid PFA Earnings Shortfall for any earlier Transfer Date, in each case for the Series [___] Notes, the Issuer will withdraw such amount from the Accumulation Reserve Account, to the extent available, for treatment as Series [___] Available Funds for such Monthly Period.

     (b)  Payment to Issuer. If on any Transfer Date the aggregate amount on
          -----------------
deposit in the Accumulation Reserve Account exceeds the amount required to be on deposit in the Accumulation Reserve Account, the amount of such excess will be withdrawn from the Accumulation Reserve Account and paid to the Issuer.

          Section 3.18. Netting of Deposits and Payments. The Issuer, in its
                        --------------------------------
sole discretion, may make all deposits to the Interest Funding sub-Account and the Principal Funding sub-Account pursuant to Sections 3.02 and 3.10 with
                                              -------------     ----
respect to any Monthly Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Section 3.07 and (b) all payments to the
                                     -------------
Issuer pursuant to Section 3.07.
                   ------------

          Section 3.19. Payments to Noteholders.
                        -----------------------

     (a) All payments of principal, interest or other amounts to Holders of the Series [____] Notes will be made pro rata based on the Stated Principal Amount of their Series [____] Notes.

     (b) Any installment of interest or principal, if any, payable on any Series [____] Note which is punctually paid or duly provided for by the Issuer and the Indenture Trustee on the applicable Interest Payment Date or Principal Payment Date shall be paid by the Paying Agent to the Person in whose name such Series [____] Note (or one or more Predecessor Notes) is registered on the Record Date, by wire transfer of immediately available funds to such Person's account as has been designated by written instructions received by the Paying Agent from such Person not later than the close of business on the third Business Day preceding the date of payment or, if no such account has been so designated, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date, except that (i) with respect to Notes registered on the Record Date in the name of the nominee of Cede & Co., payment shall be made by wire transfer in immediately available funds to the account designated by such nominee and (ii) with regard to any payments of interest or principal made pursuant to Section 3.13(d) or Section
                                                   ---------------    -------
3.14(d), respectively, payment shall be made by wire transfer in immediately
-------
available funds to the account designated by the Issuer.

     (c) The right of the Series [____] Noteholders to receive payments from the Issuer will terminate on the first Business Day following the Series [____] Termination Date.

          Section 3.20. Sale of Receivables for Accelerated Notes.
                        -----------------------------------------

     (a)  (i)   If a class of Series [____] Notes has been accelerated pursuant to Section 702 of the Indenture following an Event of Default, the Indenture
   -----------
Trustee may, and at the direction of the Majority Holders of that class of Series [____] Notes will, cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount up to the Nominal Liquidation Amount of the affected class plus any past due interest on the affected class.

          (ii) Such a sale will be permitted only if at least one of the following conditions is met:

                (A) the Holders of 90% of the aggregate Outstanding Dollar Principal Amount of the accelerated class of Series [____] Notes consent; or

                (B) the net proceeds of such sale would be sufficient to pay all amounts due on the accelerated class of Series [____] Notes; or

                (C) 66 2/3% of the Holders of the accelerated class of Series [____] Notes consent to the sale;

          provided however, that in the event that the only condition satisfied
          -------- -------
          is clause (C) above, such sale will not be permitted if the Indenture Trustee determines that the funds to be allocated to the accelerated class of Notes, including (1) Series [____] Available Funds and Series [____] Available Principal Amounts allocable to the accelerated class of Series [____] Notes and (2) amounts on deposit in the applicable sub-Accounts, are likely to be sufficient to make payments on the accelerated class of Series [____] Notes when due and,

          (b) If the Nominal Liquidation Amount with respect to any class of Series [____] Notes is greater than zero on the Legal Maturity Date (after giving effect to deposits and distributions otherwise to be made on the Legal Maturity Date), the Issuer will cause the Master Trust to sell Principal Receivables and the related Finance Charge Receivables (or interests therein) on the Legal Maturity Date in an amount up to the Nominal Liquidation Amount of the affected class plus any past due interest on the affected class.

     (c) Sales proceeds received with respect to a class of Series [____] Notes received pursuant to clause (b) will be allocated in the following priority:

          (i) first, to be deposited in the Principal Funding sub-Account for that class of Series [____] Notes, an amount up to the Adjusted Outstanding Dollar Principal Amount immediately before giving effect to such deposit; and

          (ii) second, to be deposited in the Interest Funding sub-Account of that class of Series [____] Notes, the balance of such sales proceeds.

     (d) Any amount remaining on deposit in the Interest Funding sub-Account for a class of Series [____] Notes that has caused a sale of Receivables pursuant to this Section 3.20 after final payment thereof pursuant to Section
                 ------------                                         -------
503 of the Indenture, will be treated as Series [____] Available Funds.
---

          Section 3.21. Targeted Deposits to the Accumulation Reserve Account.
                        -----------------------------------------------------
The deposit targeted to be made to the Accumulation Reserve Account for any Monthly Period during the Accumulation Reserve Funding Period will be an amount equal to the Required Accumulation Reserve Account Amount, minus any amount previously on deposit in the Accumulation Reserve Account prior to such targeted deposit.

          Section 3.22. Targeted Deposits to the Class C Reserve Account. The
                        ------------------------------------------------
aggregate deposit targeted to be made to the Class C Reserve Account with respect to each Monthly Period is an amount equal to the sum of (i) to the product of (A) Class C Reserve Account Percentage for such Monthly Period times
(B) the Adjusted Outstanding Dollar Principal Amount for the Series [_____] Notes as of the last day of such Monthly Period, minus (ii) any amount previously on deposit in the Class C Reserve Account prior to such targeted deposit.

          Section 3.23. Withdrawals from the Class C Reserve Account.
                        --------------------------------------------
Withdrawals for the Class C Notes will be made from the Class C Reserve Account as specified below.

     (a)  Payments of Interest. If the amount on deposit in the Interest Funding
          --------------------
sub- Account is insufficient to pay in full the amounts required under Section
                                                                       -------
3.13(c), on the Transfer Date immediately preceding the date of such payment an
-------
amount equal to that deficiency will be withdrawn from the Class C Reserve Account and deposited into the Interest Funding sub-Account for the Class C Notes.

     (b)  Payments of Principal. If, on and after the earliest to occur of (i)
          ---------------------
the date on which the Class C Notes are accelerated pursuant to Section 702 of
                                                                -----------
the Indenture following an Event of Default with respect to such tranche, (ii) any date on or after the Transfer Date immediately preceding the Expected Principal Payment Date on which the amount on deposit in the Principal Funding sub-Account for the Class C Notes plus the aggregate amount on deposit in the Class C Reserve Account equals or exceeds the Outstanding Dollar Principal Amount of the Class C Notes and (iii) the Legal Maturity Date for the Class C Notes, the amount on deposit in the Principal Funding sub-Account for the Class C Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.14, an amount equal
                                                 ------------
to that deficiency will be withdrawn from the Class C Reserve Account and deposited into that Principal Funding sub-Account on the Transfer Date before the date of the applicable withdrawal required pursuant to Section 3.14.
                                                           ------------

     (c)  Payment to Issuer. If on any Transfer Date with respect to which the
          -----------------
Class C Notes have not been accelerated, the aggregate amount on deposit in the Class C Reserve Account exceeds the amount required to be on deposit in the Class C Reserve Account, the amount of such excess will be withdrawn from the Class C Reserve Account and be paid to the Issuer. Upon payment in full of the Class C Notes, any amount on deposit in the Class C Reserve Account will be paid to the Issuer.

          Section 3.24. Calculation Agent; Determination of LIBOR.
                        -----------------------------------------

     (a) The Issuer hereby agrees that for so long as any Series [____] Notes are Outstanding, there shall at all times be an agent appointed to calculate LIBOR for each Interest Period (the "Calculation Agent"). The Issuer hereby
                                     -----------------
initially appoints the Indenture Trustee as the Calculation Agent for purposes of determining LIBOR for each Interest Period. The Calculation Agent may be removed by the Issuer at any time. If the Calculation Agent is unable or unwilling to act as such or is removed by the Issuer, or if the Calculation Agent fails to determine LIBOR for an Interest Period, the Issuer shall promptly appoint a replacement Calculation Agent that does not control or is not controlled by or under common control with the Issuer or its Affiliates. The Calculation Agent may not resign its duties, and the Issuer may not remove the Calculation Agent, without a successor having been duly appointed.

     (b) On each LIBOR Determination Date, the Calculation Agent shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Calculation Agent shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Beneficiary, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

     (c) The Class A Note Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at (212) 815-5731 or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

     (d) On each LIBOR Determination Date, the Calculation Agent shall send to the Indenture Trustee and the Beneficiary, by facsimile transmission, notification of LIBOR for the following Interest Period.

          Section 3.25. Excess Available Funds Sharing.
                        ------------------------------

     (a) Shared Excess Available Funds allocable to Series [___] on any Transfer Date shall be treated as Series [____] Available Funds for such Transfer Date.

     (b) Shared Excess Available Funds allocable to Series [____] with respect to any Transfer Date shall mean an amount equal to the Series Available Funds Shortfall, if any, with respect to Series [____] for such Transfer Date; provided, however, that if the aggregate amount of Shared Excess Available Funds
--------  -------
for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date is less than the Cumulative Series Available Funds Shortfall for such Transfer Date, then Shared Excess Available Funds allocable to the Series [____] on such Transfer Date shall equal the product of
(i) Shared Excess Available Funds for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date and (ii) a fraction, the numerator of which is the Series Available Funds Shortfall with respect to Series [____] for such Transfer Date and the denominator of which is the aggregate amount of Cumulative Series Available Funds Shortfall for all Excess Available Funds Sharing Series in Excess Available Funds Sharing Group One for such Transfer Date.

          Section 3.26. Computation of Interest.
                        -----------------------

     (a) Unless otherwise provided as contemplated in Section 301 of the Indenture, interest on the Notes computed on the basis of a 360-day year [of twelve 30-day months][for the actual number of days elapsed].

     (b) Unless otherwise specified in this Indenture Supplement, interest for any period will be calculated from and including the first day of such period, to but excluding the last day of such period.

                             [END OF ARTICLE III]

                                  ARTICLE IV

                           Early Redemption of Notes

          Section 4.01. Early Redemption Events. In addition to the events
                        -----------------------
identified as Early Redemption Events in Section 1201 of the Indenture, if at
                                         ------------
any time the amount of Excess Available Funds averaged over any three consecutive Monthly Periods is less than the Required Excess Available Funds for such three consecutive Monthly Periods, an "Early Redemption Event" with respect to the Series [___] Notes will be deemed to have occurred.



                              [END OF ARTICLE IV]

                                   ARTICLE V

                           Accounts and Investments

               Section 5.01.  Accounts.
                              --------

         (a)   Accounts; Deposits to and Distributions from Accounts. On or
               -----------------------------------------------------
before the Issuance Date, the Indenture Trustee will cause to be established and maintained four Qualified Accounts denominated as follows: the "Interest Funding
                                                                ----------------
Account," the "Principal Funding Account," the "Accumulation Reserve Account"
-------        -------------------------        ----------------------------
and the "Class C Reserve Account" (collectively, the "Series [_] Accounts") in
         -----------------------                       -------------------
the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series [____] Noteholders (or, in the case of the Class C Reserve Account, solely for the benefit of the Class C Noteholders). The Series [____] Accounts constitute Supplemental Accounts and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Series [____] Noteholders (or, in the case of the Class C Reserve Account, solely for the benefit of the Class C Noteholders). If, at any time, the institution holding any Series [____ ] Account ceases to be a Qualified Institution, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Note Rating Agency may consent) establish a new applicable Series [____] Account, that is a Qualified Account and shall transfer any cash and/or investments to such new Series [____] Account. Each class of Notes will have its own sub-Account within the Interest Funding Account and the Principal Funding Account. From the date such new Series [____] Account is established, it will be a Series [_____ ] Account, bearing the name of the Series [____] Account it has replaced. The Series [_____ ] Accounts will receive deposits pursuant to
Article III.

         (b) All payments to be made from time to time by the Indenture Trustee to Series [____] Noteholders out of funds in the Series [____ ] Accounts pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than 12:00 noon on the applicable Interest Payment Date or Principal Payment Date but only to the extent of available funds in the applicable sub-Account or as otherwise provided in Article III.

                              [END OF ARTICLE V]

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                               MBNA CREDIT CARD MASTER NOTE TRUST,

                               By: MBNA America Bank, National Association,
                               as Beneficiary and not in its individual capacity




                               By:_____________________________________
                                  Name:
                                  Title:
                                  Attest:

                               THE BANK OF NEW YORK, as Indenture Trustee and not in its individual capacity



                               By:_____________________________________
                                  Name:
                                  Title:
                                  Attest:

STATE OF DELAWARE      )
                            )ss:
COUNTY OF CASTLE       )


          On this __ day of ______, 200_, before me personally came ______________, a _________ of ____________, to me known to be the person described in and who executed the foregoing instrument, and duly acknowledged that [he][she] executed the same for the purposes therein contained, and acknowledged the same to be [his][her] free act and deed.


____________________________
Name

____________________________
[Notarial Seal]

STATE OF NEW YORK     )
                           )ss:
COUNTY OF NEW YORK    )


          On [_], [_], before me personally came [_], to me known, who, being by me duly sworn, did depose and say that he resides at [_]; that he is of The Bank of New York, one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to that instrument is such corporate seal; that it was affixed by authority of the board of directors of the corporation; and that he signed his name thereto by like authority.


_______________________
Name

_______________________
[Notarial Seal]

                                                            INDENTURE SUPPLEMENT
                                                                     EXHIBIT A-1
                                                                     -----------

                            [FORM OF] CLASS A NOTE

          UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, MBNA AMERICA BANK, NATIONAL ASSOCIATION OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, MBNA AMERICA BANK, NATIONAL ASSOCIATION OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

          THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF MBNA AMERICA BANK, NATIONAL ASSOCIATION FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

                                     A-1-1

REGISTERED                                                   up to $_________*
No. __                                                      CUSIP NO. __________


                      MBNA CREDIT CARD MASTER NOTE TRUST

                                 Floating Rate

                          SERIES [_____] CLASS A NOTE


         MBNA Credit Card Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"),
                                                                    ------
for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the "Expected Principal Payment
                                                  --------------------------
Date"), except as otherwise provided below or in the Indenture; provided,
----                                                            --------
however, that the entire unpaid principal amount of this Note shall be due and
-------
payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest
                                                 -------------------
will accrue on this Note on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.




_______________________

* Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

                                     A-1-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                             MBNA CREDIT CARD MASTER NOTE TRUST,
                                as Issuer

                             By: MBNA AMERICA BANK, NATIONAL
                                 ASSOCIATION, not in its individual capacity but solely as Beneficiary under the Trust Agreement



                             By:_______________________________
                                Name:
                                Title:



                                Date:   _______ __, 2001


                                     A-1-3

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                   THE BANK OF NEW YORK, not in its individual
                                    capacity but solely as Indenture Trustee



                                   By:________________________________
                                      Name:
                                      Title:



                                      Date:   __________ __, 2001


                                     A-1-4

                               [REVERSE OF NOTE]

         This Class A Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Notes (herein called the "Notes"), all issued under an Indenture dated as of ________ __, 2001 (such
 -----
indenture, as supplemented or amended, is herein called the "Indenture"), as
                                                             ---------
supplemented by an Indenture Supplement dated as of ________ __, 2001 (the "Indenture Supplement"), between the Issuer and The Bank of New York, as
 --------------------
indenture trustee (the "Indenture Trustee", which term includes any successor
                        -----------------
Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

The Class B Notes and the Class C Notes will also be issued under the Indenture.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 702 of the
                                                      -----------
Indenture; provided, however, that such acceleration of the entire unpaid
           --------  -------
principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

         On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture equal the Outstanding principal amount of such
   ------------
tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more series, classes or tranches of Notes.

                                      A-1-5

         On each Payment Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class A Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                                      A-1-6

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against MBNA, the Master Trust or the Issuer, or join in any institution against MBNA, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the
                   ------
Issuer under the Indenture.

                                      A-1-7

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                         --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                      A-1-8

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

___________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________________        ____________________________________ *
                                                Signature Guaranteed:




____________________
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                      A-1-9

                                                                      SCHEDULE A

                                    PART I

INTEREST PAYMENTS

                                         Total Amount                                  Confirmation of
Interest                Date of          of Interest             Amount of             payment by or on
Payment Date            Payment          Payable                 Interest Paid         behalf of the Trust
----------------------------------------------------------------------------------------------------------
First                 __________        ______________            ____________           ________________
Second                __________        ______________            ____________           ________________

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

                                     A-1-10

                                    PART II
                              PRINCIPAL PAYMENTS

                                                                                   Confirmation of payment by
Date of Payment            Total Amount Payable          Total Amount Paid         or on behalf of the Trust
------------------------------------------------------------------------------------------------------------------
_______________            ____________________          _________________         __________________________
_______________            ____________________          _________________         __________________________

                                                                                   Confirmation of payment by
Date of Payment            Total Amount Payable          Total Amount Paid         or on behalf of the Trust
------------------------------------------------------------------------------------------------------------------
_______________            ____________________          _________________         __________________________
_______________            ____________________          _________________         __________________________

[continue numbering until the appropriate number of installment dates for the Notes is reached]

                                     A-1-11

                                                                     EXHIBIT A-2
                                                                     -----------

                            [FORM OF] CLASS B NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

     THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

                                     A-2-1

REGISTERED                                                    up to $_________ *
No. __                                                     CUSIP NO. __________

                            MBNA CREDIT CARD MASTER NOTE TRUST

                                  Floating Rate

                          SERIES [_____] CLASS B NOTE


         MBNA Credit Card Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"),
                                                                    ------
for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the "Expected Principal Payment
                                                  --------------------------
Date"), except as otherwise provided below or in the Indenture; provided,
----                                                            --------
however, that the entire unpaid principal amount of this Note shall be due and
-------
payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest
                                                 -------------------
will accrue on this Note on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


_______________
* Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

                                     A-2-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                                 MBNA CREDIT CARD MASTER NOTE TRUST,
                                      as Issuer

                                 By:  MBNA AMERICA BANK, NATIONAL
                                      ASSOCIATION, not in its individual
                                      capacity but solely as Beneficiary under
                                      the Trust Agreement


                                 By: __________________________________________
                                     Name:
                                     Title:



                                     Date:   _______ __, 2001


                                     A-2-3

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                  THE BANK OF NEW YORK, not in its individual
                                       capacity but solely as Indenture Trustee



                                  By:__________________________________________
                                     Name:
                                     Title:



                                  Date: __________ __, 2001


                                      A-2-4

                               [REVERSE OF NOTE]

         This Class B Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Notes (herein called the " Notes"), all issued under an Indenture dated as of ________ __, 2001 (such
-----
indenture, as supplemented or amended, is herein called the "Indenture"), as
                                                             ---------
supplemented by an Indenture Supplement dated as of ________ __, 2001 (the "Indenture Supplement"), between the Issuer and The Bank of New York, as
 --------------------
indenture trustee (the "Indenture Trustee", which term includes any successor
                        -----------------
Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A Notes and the Class C Notes will also be issued under the Indenture.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 702 of the
                                                      -----------
Indenture; provided, however, that such acceleration of the entire unpaid
           --------  -------
principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

         On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture equal the Outstanding principal amount of such
   ------------
tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more series, classes or tranches of Notes.

                                      A-2-5

         On each Payment Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class B Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                                      A-2-6

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against MBNA, the Master Trust or the Issuer, or join in any institution against MBNA, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term "Issuer" as used in this Note includes any successor to the Issuer
          ------
under the Indenture.

                                      A-2-7

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE
WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                         --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                      A-2-8

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_______________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _____________________                      __________________________ *
                                                     Signature Guaranteed:


_______________________

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                      A-2-9

                                                                      SCHEDULE A

                                    PART I

                               INTEREST PAYMENTS

                                            Total Amount                                  Confirmation of
   Interest                Date of          of Interest             Amount of             payment by or on
   Payment Date            Payment          Payable                 Interest Paid         behalf of the Trust
-------------------------------------------------------------------------------------------------------------------------
First                      __________       ______________         ____________          ________________
Second                     __________       ______________         ____________          ________________

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

                                     A-2-10

                                    PART II
                              PRINCIPAL PAYMENTS

                                                                                    Confirmation of payment by
Date of Payment            Total Amount Payable           Total Amount Paid         or on behalf of the Trust

----------------------------------------------------------------------------------------------------------------
________________            ________________                ________________              ________________
________________            ________________                ________________              ________________

                                                                                    Confirmation of payment by
Date of Payment            Total Amount Payable          Total Amount Paid          or on behalf of the Trust
----------------------------------------------------------------------------------------------------------------
________________            ________________                ________________              ________________
________________            ________________                ________________              ________________

[continue numbering until the appropriate number of installment dates for the Notes is reached]

                                     A-2-11

                                                                     EXHIBIT A-3

                               [FORM OF] CLASS C NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OR JOIN IN ANY INSTITUTION AGAINST THE ISSUER, THE TRANSFEROR OR THE MASTER TRUST, OF, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

     THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF THE TRANSFEROR FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

                                     A-3-1

REGISTERED                                                    up to $_________ *
No. __                                                      CUSIP NO. __________

                      MBNA CREDIT CARD MASTER NOTE TRUST

                                 Floating Rate

                          SERIES [_____] CLASS C NOTE


         MBNA Credit Card Master Note Trust, a statutory business trust created under the laws of the State of Delaware (herein referred to as the "Issuer"),
                                                                    ------
for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of _______________________ payable on the __________ ____ Payment Date (the "Expected Principal Payment
                                                  --------------------------
Date"), except as otherwise provided below or in the Indenture; provided ,
----
however, that the entire unpaid principal amount of this Note shall be due and payable on the _________ ____ Payment Date (the "Legal Maturity Date"). Interest
                                                 -------------------
will accrue on this Note on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Transfer Date, from the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year and the actual number of days elapsed. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

         Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

__________________________
* Denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

                                      A-3-2

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

                               MBNA CREDIT CARD MASTER NOTE TRUST,
                                    as Issuer

                               By: MBNA AMERICA BANK, NATIONAL
                                   ASSOCIATION, not in its individual capacity
                                   but solely as Beneficiary under the Trust
                                   Agreement



                               By: ______________________________
                                   Name:
                                   Title:



                                   Date:   _______ __, 2001

                                      A-3-3

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                    THE BANK OF NEW YORK, not in its individual
                                        capacity but solely as Indenture Trustee



                                    By:_____________________________
                                       Name:
                                       Title:



                                    Date:   __________ __, 2001


                                      A-3-4

                               [REVERSE OF NOTE]

         This Class A Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its Floating Rate Notes (herein called the "Notes"), all issued under an Indenture dated as of ________ __, 2001 (such
 -----
indenture, as supplemented or amended, is herein called the "Indenture"), as
                                                             ---------
supplemented by an Indenture Supplement dated as of ________ __, 2001 (the "Indenture Supplement"), between the Issuer and The Bank of New York, as
 --------------------
indenture trustee (the "Indenture Trustee", which term includes any successor
                        -----------------
Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

         The Class A Notes and the Class B Notes will also be issued under the Indenture.

         The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

         Principal of the Notes will be payable on the Expected Principal Payment Date in an amount described on the face hereof.

         As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of the Notes representing not less than a majority of the Outstanding Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 702 of the
                                                      -----------
Indenture; provided, however, that such acceleration of the entire unpaid
           --------  -------
principal amount of the Notes may be rescinded by the holders of not less than a majority of the Outstanding Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

         On any day occurring on or after the date on which the aggregate Nominal Liquidation Amount of any tranche of Notes is reduced to less than 5% of its Initial Dollar Principal Amount, the Issuer has the right, but not the obligation, to redeem such tranche of Notes in whole but not in part, pursuant to Section 1202 of the Indenture equal the Outstanding principal amount of such
   ------------
tranche, plus interest accrued and unpaid or principal accreted and unpaid on such tranche to but excluding the date of redemption.

         Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more series, classes or tranches of Notes.

                                     A-3-5

         On each Payment Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Class C Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

         Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon . If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

         As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

                                     A-3-6

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder that it will not at any time institute against MBNA, the Master Trust or the Issuer, or join in any institution against MBNA, the Master Trust or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any Derivative Agreement.

         Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing not less than a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

         The term "Issuer" as used in this Note includes any successor to the
                   ------
Issuer under the Indenture.

                                     A-3-7

         The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

         The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

         THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

         No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Owner Trustee or of any successor or assign of the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Owner Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture and the Indenture Supplement in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing
                                         --------  -------
contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                     A-3-8

                                  ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

______________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________________              _____________________________*

                                               Signature Guaranteed:



______________________
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-3-9

                                                                      SCHEDULE A

                                    PART I

                               INTEREST PAYMENTS


                                         Total Amount                                  Confirmation of
Interest                Date of          of Interest             Amount of             payment by or on
Payment Date            Payment          Payable                 Interest Paid         behalf of the Trust

------------------------------------------------------------------------------------------------------------------
First                   __________       ______________          ____________          ________________
Second                  __________       ______________          ____________          ________________

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

                                    A-3-10

                                    PART II
                              PRINCIPAL PAYMENTS

                                                                                   Confirmation of payment by
Date of Payment            Total Amount Payable          Total Amount Paid         or on behalf of the Trust

----------------------------------------------------------------------------------------------------------------------
_____________              _______________               ______________            _____________________
_____________              _______________               ______________            _____________________

                                                                                   Confirmation of payment by
Date of Payment            Total Amount Payable          Total Amount Paid         or on behalf of the Trust

----------------------------------------------------------------------------------------------------------------------
_____________              _______________               ______________            _____________________
_____________              _______________               ______________            _____________________

[continue numbering until the appropriate number of installment dates for the Notes is reached]

                                    A-3-11

                                                                       EXHIBIT B
                                                                       ---------

                [FORM OF] SERIES [______] PAYMENT INSTRUCTIONS

                    MBNA AMERICA BANK, NATIONAL ASSOCIATION

                                                                       EXHIBIT C
                                                                       ---------

                    [FORM OF] MONTHLY COMPUTATION STATEMENT

                                SERIES [______]

                    MBNA AMERICA BANK, NATIONAL ASSOCIATION

                 ____________________________________________


                      MBNA CREDIT CARD MASTER NOTE TRUST

                 ____________________________________________

                                                                       EXHIBIT D
                                                                       ---------

                [FORM OF] MONTHLY SERIES NOTEHOLDERS' STATEMENT

                                SERIES [______]

                    MBNA AMERICA BANK, NATIONAL ASSOCIATION


                 ____________________________________________


                      MBNA CREDIT CARD MASTER NOTE TRUST

                 ____________________________________________

                                          SCHEDULE TO EXHIBIT A OF THE INDENTURE
                                          --------------------------------------

                          SCHEDULE TO PAYMENT REQUEST
                   MONTHLY PERIOD ENDING _________ __, ____
                    MBNA AMERICA BANK, NATIONAL ASSOCIATION
              MBNA CREDIT CARD MASTER NOTE TRUST, SERIES [_____]

     1.     The aggregate Nominal Liquidation Amount for of each class of
            Notes in Series [_____] Outstanding as of the end of the Monthly
            Period...............................................................................  $__________

     2.     The aggregate Outstanding Dollar Principal Amount of each class of
            Notes in Series [_____] Outstanding as of the end of the Monthly
            Period...............................................................................  $__________

     3.     The aggregate amount of Servicer Interchange.........................................  $__________

     4.     The aggregate amount of funds on deposit in Interest Funding sub-
            Accounts for Series [_____]..........................................................  $__________

     5.     The aggregate amount of funds on deposit in the Principal Funding sub-Accounts for Series [_____]......................................................  $__________

     6.     The Targeted Interest Deposit Amount allocable to the

            (i)   Class A Noteholders............................................................  $__________

            (ii)  Class B Noteholders............................................................  $__________

            (iii) Class C Noteholders............................................................  $__________

     7.     The Targeted Principal Deposit Amount allocable to the

            (i)   Class A Noteholders............................................................  $__________

            (ii)  Class B Noteholders ...........................................................  $__________

            (iii) Class C Noteholders............................................................  $__________

     8.     The sum of all amounts targeted and allocable to the

            (i)   Class A Noteholders............................................................  $__________

            (ii)  Class B Noteholders............................................................  $__________

            (iii) Class C Noteholders............................................................  $__________

     9.     To the knowledge of the undersigned, no Series [_____] Pay Out
            Event, Trust Pay Out Event or Event of Default has occurred except as described below:

                  None.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this __th day of __________, ____.



                               MBNA AMERICA BANK,
                                 NATIONAL ASSOCIATION,



                               By: _________________________
                                   Name:
                                   Title:






                               MBNA CREDIT CARD MASTER NOTE TRUST

                               By: MBNA AMERICA BANK, NATIONAL
                                   ASSOCIATION, not in its individual
                                   capacity but solely as Beneficiary under the
                                   Trust Agreement



                               By: ________________________________
                                   Name:
                                   Title:

                                       2